EXHIBIT 99.2


                             CASH ESCROW AGREEMENT

                  CASH ESCROW AGREEMENT, dated as of May 7, 2003 (this "Cash Escrow Agreement"), by and among Global Brand Holdings, LLC, a New York limited liability company ("Global"), Aris Industries, Inc., a New York corporation ("Aris"), XOXO Clothing Company, Inc., a Delaware corporation ("XOXO"), and Skadden, Arps, Slate, Meagher & Flom LLP, as Escrow Agent (the "Agent").

                  This Cash Escrow Agreement is being entered into in connection with that certain Trademark Purchase Agreement, dated as of May 7, 2003 (the "Agreement"), by and among Aris, its wholly-owned subsidiary, Europe Craft Imports, Inc., a New Jersey corporation ("ECI"), XOXO, ECI's wholly-owned subsidiary Marcade Group Realty Corporation, a New York corporation ("Marcade"), the wholly-owned subsidiary of XOXO, 8-3 Retailing Inc., a California corporation ("8-3 Retailing"), Global, Stanley Cayre and Eli Hamway. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

                  NOW, THEREFORE, in consideration of the foregoing, the respective representations, warranties, covenants and agreements set forth in the Agreement and herein and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and intending to be bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                 ESCROW FUNDS

                  1.1      Establishment of Escrow Funds.

                           (a) Simultaneously with the execution and delivery
of this Cash Escrow Agreement and in accordance with Section 1.6 of the Agreement, Global is causing to be deposited U.S. $2,000,000 with the Agent to secure the payment obligations of Global under Section 1.2 of the Agreement. The Agent agrees to hold, as escrow agent, the U.S. $2,000,000 so deposited (the "Earnest Money Deposit") in escrow in an account (the "Earnest Money Escrow Account") separate from other amounts included in the Escrow Funds (as defined herein) and in accordance with this Cash Escrow Agreement. The Agent hereby acknowledges receipt of the Earnest Money Deposit by, or on behalf of, Global. The Earnest Money Deposit, together with any other amounts subsequently deposited with respect to the Earnest Money Deposit (including any interest earned thereon) with the Agent to be held in escrow pursuant to this Cash Escrow Agreement, are collectively referred to herein as the "Earnest Money Escrow Fund."

                           (b) On the Closing Date and in accordance with
Section 1.2(b) of the Agreement, the Earnest Money Escrow Fund shall remain in escrow to secure the performance of certain obligations of the Sellers under
Section 1.2(b) of the Agreement (the "Escrow Deposit") and shall be deemed to have been deposited by Global with the Agent as a portion of the Purchase Price, thereby reducing the amount payable by the Buyer pursuant to Section 1.2(a) of the Agreement. The Agent agrees to hold, as escrow agent, the Escrow Deposit in escrow in an account (the "Escrow Deposit Account") separate from other amounts included in the Escrow Funds and in accordance with this Cash Escrow Agreement. The Escrow Deposit, together with any other amounts subsequently deposited with respect to the Escrow Deposit (including any interest thereon) with the Agent to be held in escrow pursuant to this Cash Escrow Agreement, are collectively referred to herein as the "Escrow Deposit Fund."

                           (c) On the Closing Date and in accordance with
Section 1.2(c) of the Agreement, Global shall deposit a portion of the Purchase Price equal to U.S. $1,000,000 with the Agent (the "Additional Escrow Deposit") to secure certain obligations of Aris pursuant to Section 1.2(c) of the Agreement. The Agent agrees to hold, as escrow agent, the Additional Escrow Deposit in escrow in an account (the "Additional Escrow Deposit Account") separate from other amounts included in the Escrow Funds and in accordance with this Cash Escrow Agreement. The Additional Escrow Deposit, together with any other amounts subsequently deposited with respect to the Additional Escrow Deposit (including any interest thereon) with the Agent to be held in escrow pursuant to this Cash Escrow Agreement, are collectively referred to herein as the "Additional Escrow Deposit Fund." The Earnest Money Escrow Fund, the Escrow Deposit Fund and the Additional Escrow Deposit Fund are referred to herein as the "Escrow Funds."

                  1.2      Release of Escrow Funds.

                           (a) Earnest Money Escrow Fund. The Earnest Money
Escrow Fund shall be released from escrow in accordance with the following procedure: (1) in the event that the Closing occurs, the Earnest Money Escrow Fund shall be released and shall be deemed to be deposited in the Escrow Deposit Account pursuant to Section 1.1(b) hereof; or (2) (i) (x) in the event that the Closing does not occur as a result of the failure of any one of the conditions set forth in Article V of the Agreement (other than Section 5.3) to be satisfied for a reason other than the default of Global under the Agreement, or (y) in the event that the Sellers accept an Alternative Transaction as permitted by Section 4.5 of the Agreement, or (z) in the event that the Closing does not occur as a result of the litigation described in Sections 5.3 and 6.3 of the Agreement, the Earnest Money Escrow Fund shall be immediately returned to an account designated in advance by Global; or (ii) in the event that the Closing does not occur as a result of the failure of any one of the conditions in Sections 6.1, 6.4 and 6.5 of the Agreement to be satisfied by Global for a reason other than the default of the Sellers and the Sellers are not in default under the Agreement at the time of such failure, the Earnest Money Escrow Fund shall be immediately transferred to an account designated in advance by Aris and XOXO.

                           (b) Escrow Deposit Fund. The Escrow Deposit Fund
shall remain in the Escrow Deposit Account during the Escrow Period (as such term is defined in Section 1.2(b) of the Agreement), and the Agent shall release the Escrow Deposit Fund in accordance with the terms set forth in
Section 1.2(b) of the Agreement.

                           (c) Additional Escrow Deposit Fund. The Additional
Escrow Deposit Fund shall remain in the Additional Escrow Deposit Account during the Additional Escrow Period (as such term is defined in Section 1.2(c) of the Agreement), and the Agent shall release the Additional Escrow Deposit Fund in accordance with the terms set forth in Section 1.2(c) of the Agreement.

                  1.3 Escrow Funds Release Procedures. Notwithstanding anything herein to the contrary, the Escrow Funds shall be held in escrow under the terms of this Cash Escrow Agreement and shall be released by the Agent in accordance with the following procedures and upon the terms set forth in Section 1.2 hereof:

                           (a) Joint Instruction. Upon joint written notice
from Aris, XOXO and Global that (i) the Earnest Money Escrow Fund, or (ii) the Escrow Deposit Fund, or (iii) the Additional Escrow Deposit Fund, or any portion thereof, should be disbursed pursuant to Sections 1.2(a), 1.2(b) or 1.2(c) hereof (such notice to be given in substantially the form as attached hereto as Exhibit A), the Agent shall make such disbursement in accordance with the directions set forth in such joint written notice.

                           (b) Unilateral Instruction. If, at any time, the
Agent receives written notice (a "Release Notice") from one of the parties (the "Demanding Party") requesting the release of any amount from any of the Escrow Funds, and a copy of such Release Notice is received by the other parties hereto (each, a "Notified Party"), in substantially the form as attached hereto as Exhibit B, the Agent shall, after a period of ten (10) Business Days following the latest date upon which the Release Notice is received by any Notified Party (the "Objection Period"), disburse to the Demanding Party such portion of the Escrow Funds as is requested in the Release Notice, unless a Notified Party objects to such disbursement before the Objection Period has elapsed, in which case the portion of the Escrow Funds requested in the Release Notice (the "Disputed Funds") shall remain in escrow as part of the Escrow Funds until the parties shall have mutually agreed upon the procedures for disbursement of such Disputed Funds and delivered a joint written instruction to the Agent to such effect or have obtained an order of a court of competent jurisdiction ordering the distribution of such Disputed Funds.

                           (c) Unilateral Instruction with Confirmation.
Notwithstanding anything herein to the contrary, if, at any time, the Agent receives a Release Notice from Global with respect to the Escrow Deposit Fund accompanied by either (i) a written consent by Aris and/or XOXO that a chargeback claim should be paid or (ii) a final decision of an arbitrator ruling that a chargeback claim is to be paid, then the Agent, without waiting the ten (10)-Business Day period specified in subsection (b) of this Section 1.3, shall promptly disburse from the Escrow Deposit Fund to Global or its designee the amount stated in the consent or arbitrator's ruling.

                                  ARTICLE II

                              GENERAL PROVISIONS

                  2.1 Term of Agreement. This Cash Escrow Agreement shall be in effect until the Escrows Funds are fully distributed in accordance with Sections 1.2 and 1.3 hereof.

                  2.2 Expenses of the Agent. The Agent shall be entitled to be reimbursed for all reasonable expenses, disbursements and advancements incurred or made by it in performance of its services hereunder, which will be shared equally by Global and Aris, and each of Global and Aris hereby agrees to reimburse the other in the event the other pays such party's portion of such expenses, disbursements and advances due hereunder.

                  2.3 Taxes on Escrow Funds. The party to whom any portion of the Escrow Funds is distributed in accordance with Sections 1.2 and 1.3 hereof shall bear in full all federal, state and local taxes based upon, or measured by, net or gross income arising from such portion of the Escrow Funds and shall provide the Agent with sufficient information so that the Agent can comply with reporting obligations imposed under any laws relating to such taxes.

                  2.4 The Agent. The obligations of the Agent under this Agreement are subject to the following terms and conditions:

                           (a) The Agent is not a party to, and is not bound
by, any agreement other than as expressly set forth in this Cash Escrow Agreement or, to the extent incorporated herein, in the Agreement;

                           (b) The Agent acts hereunder as a depository only
and is not responsible for or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of any funds deposited with it. Global, Aris and XOXO agree to and hereby do waive any suit, claim, demand or cause of action of any kind which they may have or may assert against the Agent arising out of, or relating to, the execution or performance by the Agent of this Cash Escrow Agreement, unless such suit, claim, demand or cause of action is based upon the willful misconduct or gross negligence of the Agent. To the extent that the Agent delivers any funds in accordance with the instructions described in this Cash Escrow Agreement, Global, Aris and XOXO further agree to indemnify the Agent against and from any and all claims, demands, costs, liabilities and expenses, including counsel fees, which may be asserted against it or to which it may be exposed or which it may incur by reason of its execution or performance of this Cash Escrow Agreement unless arising from the Agent's willful misconduct or gross negligence. The Agent shall not be required to defend any legal proceeding which may be instituted against it with respect to the subject matter of this Cash Escrow Agreement unless it is requested to do so by one of the parties hereto and is indemnified by such requesting party to the Agent's satisfaction against the cost and expenses (including reasonable attorney's fees) of such defense, unless arising from the Agent's willful misconduct or gross negligence. The Agent shall not be required to institute legal proceedings of any kind. The Agent shall not be required to perform any acts which violate any law or applicable rules of any governmental agency;

                           (c) The Agent shall not have any responsibility for
the genuineness or validity of any notice, evidence or other document or item delivered to it, and the Agent shall be entitled to rely upon and shall be protected in acting upon any written notice, waiver, consent, receipt or other evidence or paper document which the Agent reasonably believes to be genuine and to be signed by the proper person; and

                           (d) The Agent shall not be liable for any error of
judgment or for any acts done or steps taken or omitted or admitted by it or for any mistake of facts or law or for anything which the Agent may do or refrain from doing in connection herewith except for the Agent's own willful misconduct or gross negligence.

                  2.5 Removal of Agent. The Agent agrees that Global and Aris may, by mutual agreement at any time, remove the Agent as agent hereunder, and substitute another therefor. In such event the Agent shall, upon receipt of written notice of such removal, account for and deliver to such substituted escrow agent the Escrow Funds and the Agent shall thereafter be discharged of all liability hereunder.

                  2.6 Agreement and Modification. This Cash Escrow Agreement may be amended, modified and supplemented only by written agreement of Global, Aris, XOXO and the Agent.

                  2.7 Waiver of Compliance. Except as otherwise provided in this Cash Escrow Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                  2.8 Waiver of Set-Off Rights. The Agent hereby absolutely and irrevocably waives any and all rights it may have, under applicable laws or otherwise, and agrees that it shall not exercise or assert any right (a) to set-off and appropriate and apply any amounts on deposit from time to time in the Escrow Funds, including, without limitation, any and all interest, dividends, payments, earnings and other income realized pursuant to the investment and reinvestment of such amounts from time to time pursuant hereto (including, without limitation, any written, electronic or other evidence of such investments), and any other amounts owing or to be credited to the Escrow Funds (collectively, the "Deposited Interests") against, or on account of, any obligations or liabilities whatsoever of Global or Aris or any subsidiary of Global or Aris owing (or to become due to, whether contingent or otherwise) to it and any claims of any nature it may have against Global or Aris or any subsidiary of Global or Aris, in each case, whether arising under any existing agreements to which either Global or Aris may be party to with the Agent or otherwise, or (b) to establish, create, maintain, perfect, enforce and foreclose on any lien, security interest or any other encumbrance whatsoever (collectively, "Liens"), including, without limitation, banker's liens and any other Liens arising by statute, operation of law or otherwise, on, against or in respect of any of the Escrow Funds or the Deposited Interests.

                  2.9 Notices. All notices and other communications hereunder shall be in writing and shall be sent by hand delivery or overnight courier, in each case receipt acknowledged, or registered or certified mail, in each case with postage prepaid and return receipt requested, to the respective parties at the following addresses:

                  If to Global, to:

                           Global Brand Holdings, LLC
                           10 West 33rd Street
                           Suite 728
                           New York, New York 10001
                           Attn: Mr. Stanley Cayre, Managing Member
                           Telefax: (212) 279-6817
                           Telephone: (212) 971-3111

                           with a copy to:

                           Morris Missry, Esq.
                           Wachtel & Masyr, LLP
                           110 East 59th Street
                           New York, New York 10022
                           Telefax: (212) 909-9448
                           Telephone: (212) 909-9557

                           And

                  If to Aris or to XOXO, to:

                           Attn: Mr. Arnold Simon
                           Chairman and Chief Executive Officer
                           c/o Aris Industries, Inc.
                           463 Seventh Avenue
                           Fourth Floor
                           New York, New York 10018
                           Telefax: (212) 695-7641
                           Telephone: (646) 473-4200



                           with a copy to:

                           Mark N. Kaplan, Esq. or
                           Sean C. Doyle, Esq.
                           Skadden, Arps, Slate, Meagher & Flom LLP
                           4 Times Square
                           New York, New York 10036
                           Telefax: (917) 777-2000
                           Telephone: (212) 735-3000

                  If to the Agent, to:

                           Mark N. Kaplan, Esq. or
                           Sean C. Doyle, Esq.
                           Skadden, Arps, Slate, Meagher & Flom LLP
                           4 Times Square
                           New York, New York 10036
                           Telefax: (917) 777-2000
                           Telephone: (212) 735-3000

Any party may change its address for receiving notice by written notice given to the other parties. All notices and other communications hereunder shall be deemed to have been duly given as of the earlier of (a) the date received at the address and in the manner provided above or (b) the date receipt is acknowledged.

                  2.10 Assignment. This Cash Escrow Agreement and all of the provisions hereof shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns, but neither this Cash Escrow Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

                  2.11 Governing Law. This Cash Escrow Agreement shall be governed by the laws of the State of New York (without giving effect to the principles of conflicts of law thereof except for General Obligations Law
Section 5-1401 and, with respect to the exception to Section 2.13 of this Cash Escrow Agreement, Section 5-1402) as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies. The invalidity or unenforceability of any provision of this Cash Escrow Agreement shall not affect the validity or enforceability of any other provision.

                  2.12 Counterparts. This Cash Escrow Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  2.13 Dispute Resolution. Any dispute between Global and Aris, or between Global and XOXO, arising out of this Cash Escrow Agreement shall be decided by the state or federal courts located in the County and the State of New York and each of the parties hereto expressly submits itself to the non-exclusive jurisdictions of the state and federal courts located in the County and the State of New York in any action, suit or proceeding relating to any such breach or alleged breach of this Cash Escrow Agreement by the Agent and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum.

                  IN WITNESS WHEREOF, the parties hereto have caused this Cash Escrow Agreement to be duly executed as of the day and year first above written.


                                            GLOBAL BRAND HOLDINGS, LLC



                                            By:  /s/  Stanley Cayre
                                                 ------------------------------
                                                 Name:  Stanley Cayre
                                                 Title: Managing Member


                                            ARIS INDUSTRIES, INC.



                                            By:  /s/  Arnold Simon
                                                  -----------------------------
                                                 Name:  Arnold Simon
                                                 Title: Chief Executive Officer


                                            XOXO CLOTHING COMPANY, INC.



                                            By:  /s/  Arnold Simon
                                                 ------------------------------
                                                 Name:  Arnold Simon
                                                 Title: Chief Executive Officer


                                            SKADDEN, ARPS, SLATE, MEAGHER &
                                            FLOM LLP, as Escrow Agent



                                            By:  /s/  Sean C. Doyle
                                                  -------------------------
                                                 Name:   Sean C. Doyle
                                                 Title:     Partner

                                                                      Exhibit A

                          JOINT NOTICE OF INSTRUCTION

                                    [Date]

Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036

Attention:

Ladies and Gentlemen:

                  Reference is made to the Cash Escrow Agreement, dated as of April __, 2003 (the "Cash Escrow Agreement"), by and among Global Brand Holdings, LLC, Aris Industries, Inc., XOXO Clothing Company, Inc. and Skadden, Arps, Slate, Meagher & Flom LLP, as Escrow Agent. Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to them in the Cash Escrow Agreement.

                  Pursuant to Section 1.2(a) [Section 1.2(b)] [Section 1.2(c)] of the Cash Escrow Agreement, the undersigned hereby instruct you to distribute the portion of the Earnest Money Escrow Fund [the Escrow Deposit Fund] [the Additional Escrow Deposit Fund] indicated herein as follows: [ ].
                                            Very truly yours,

                                            GLOBAL BRAND HOLDINGS, LLC



                                            By:      __________________________
                                            Name:
                                            Title:


                                            ARIS INDUSTRIES, INC



                                            By:      __________________________
                                            Name:
                                            Title:



                                            XOXO CLOTHING COMPANY, INC



                                            By:      __________________________
                                                     Name:
                                                     Title:

                                                                      Exhibit B

                       UNILATERAL NOTICE OF INSTRUCTION


                                    [Date]

Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036

Attention:

Ladies and Gentlemen:

                  Reference is made to the Cash Escrow Agreement, dated as of April __, 2003 (the "Cash Escrow Agreement"), by and among Global Brand Holdings, LLC ("Global"), Aris Industries, Inc. ("Aris") , XOXO Clothing Company, Inc. and Skadden, Arps, Slate, Meagher & Flom LLP, as Escrow Agent. Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to them in the Cash Escrow Agreement.

                  Pursuant to Section 1.2(a) [Section 1.2(b)] [Section 1.2(c)] of the Cash Escrow Agreement and in accordance with the procedures set forth in Section 1.3(b) of such Cash Escrow Agreement, the undersigned hereby requests that the Agent release the portion of the Earnest Money Escrow Fund [the Escrow Deposit Fund] [the Additional Escrow Deposit Fund] indicated
herein as follows: [                                         ]

                  The undersigned certifies that a copy of this notice is being delivered to [Aris][Global] as of the date first above written.

                                        Very truly yours,



                                        ARIS INDUSTRIES, INC. [GLOBAL
                                        BRAND HOLDINGS, LLC]



                                        By: __________________________
                                        Name:
                                        Title:

cc: Global Brand Holdings, LLC [Aris Industries, Inc.]